TECH ELECTRO INDUSTRIES, INC.
                              4300 WILEY POST ROAD,
                              ADDISON, TEXAS 75001
                                 (972) 851 5600

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 25, 2002

To the Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Tech Electro Industries, Inc., a Texas corporation (the "Company"), which will be held at 4300 Wiley Post Road, Addison, Texas 75001, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

1. To elect a board of three directors to serve until the next annual meeting of the Company's stockholders or until their respective successors have been elected and qualify;

2. To ratify the selection and appointment of King Griffin & Adamson P.C. as the Company's independent public accountants for fiscal year 2002; and

3. To ratify the amendment of Article One of the Articles of Incorporation to change the Company's corporate name from Tech Electro Industries, Inc. to Zunicom, Inc.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record of the Company's Common Stock and Series A Preferred Stock at the close of business on August 16, 2002, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the

Meeting.

         THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                                    BY ORDER OF THE BOARD OF DIRECTORS





                                    Mimi Tan
                                    Secretary

Addison, Texas
August 23, 2002

                          TECH ELECTRO INDUSTRIES, INC.
                              4300 WILEY POST ROAD,
                              ADDISON, TEXAS 75001


                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

         The following information is furnished in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Tech Electro Industries, Inc., a Texas corporation (the "Company"), to be held at 4300 Wiley Post Road, Addison, Texas 75001 at 10:00 a.m. CDST, Wednesday, September 25, 2002 and any adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES

         A form of proxy is being furnished herewith by the Company to each stockholder and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (iii) attendance at the Meeting and voting in person.

         The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the Management of the Company may also solicit some stockholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services. It is estimated that this Proxy Statement and accompanying Proxy will first be mailed to stockholders on or before August 23, 2002.

         Proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted FOR the election of all three of the nominee-directors specified herein, FOR ratification of the amendment to Article One of the Articles of Incorporation changing the name of the Company to Zunicom, Inc. and FOR the ratification of the selection and appointment of King Griffin & Adamson P.C. as the Company's independent public accountants for fiscal year 2002, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a director of the Company.

                           STOCKHOLDERS' VOTING RIGHTS

         Only holders of record of the Company's Common Stock, $0.01 par value ("Common Stock") and Series A Preferred Stock, $1.00 par value ("Series A Stock"), at the close of business on August 16, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. On such date there were 8,403,390 shares of Common Stock outstanding and 115,088 shares of Series A Stock outstanding, with one vote per share and all voting as one class.

         With respect to the election of directors, assuming a quorum is present, the three candidates receiving the highest number of votes will be elected. See "Nomination and Election of Directors." To ratify the selection and appointment of King Griffin & Adamson P.C. and to ratify the amendment to Article One of the Articles of Incorporation changing the name of the Company to Zunicom, Inc., assuming a quorum is present, the affirmative vote of stockholders holding a majority of the voting power represented at the Meeting is required. A quorum is the presence in person or by proxy of shares representing a majority of the voting power of the Common Stock and Series A Stock.

         Under the Company's bylaws and Texas law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposals to ratify the selection and appointment of King Griffin & Adamson P.C. or to ratify the amendment to Article One of the Articles of Incorporation changing the name of the Company to Zunicom, Inc. will have the effect of a no vote for such proposal.

           VOTING SECURITIES OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth information concerning the beneficial ownership of the Company's Common Stock and Preferred Stock as of August 16, 2002 by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

------------------        ------------   ---------    ------------     ---------
                          Common                      Series A
                          Stock                       Preferred Stock
                          ------------   ---------    ------------
                                                      Amount and
                          Nature of                   Nature of
                          Beneficial     % of         Beneficial       % of
Name and Address          Ownership(1)   Class(2)     Ownership(1)     Class(2)
------------------        ------------   ---------    ------------     ---------
William Tan,              3,527,546 (3)  32.57%       5,000            4.34%
President                 Direct                      (through
4300 Wiley Post Road      and Indirect                ownership of
Addison, Texas 75001                                  5,000 units)
------------------        ------------   ---------    ------------     ---------
Kim Yeow Tan              1,368,636(4)   15.23%       0                0
11 Jalan Medang           Direct
Bukit Bandaraya
59100 Kuala Lumpur
Malaysia
------------------        ------------   ---------    ------------     ---------
Pricewaterhouse           1,100,000      13.09%       0                0
Coopers, Inc.             Direct
145 King Street W
Toronto Ontario
Canada M5H 1V8
------------------        ------------   ---------    ------------     ---------
Jenny Jechart             1,094,696(5)   12.18%       0                0
Director
10724 Wilshire Blvd.      Direct and
Los Angeles,CA 90024      Indirect
------------------        ------------   ---------    ------------     ---------
Craig D. LaTaste          520,979(6)      6.20%       0                0
4526 Myerwood             Direct
Dallas, TX 75244
USA
------------------        ------------   ---------    ------------     ---------
Mimi Tan,                 355,000(7)      4.22%       0                0
Director of Operations    Direct and
and Secretary             Indirect
4300 Wiley Post Road
Addison, Texas 75001
------------------        ------------   ---------    ------------     ---------

------------------        ------------   ---------    ------------     ---------
                          Common                      Series A
                          Stock                       Preferred Stock
                          ------------   ---------    ------------
                                                      Amount and
                          Nature of                   Nature of
                          Beneficial     % of         Beneficial       % of
Name and Address          Ownership(1)   Class(2)     Ownership(1)     Class(2)
------------------        ------------   ---------    ------------     ---------
Ian Colin Edmonds         200,000(8)      2.38%       0                0
Vice President and
Director
4300 Wiley Post Road
Addison, Texas 75001
------------------        ------------   ---------    ------------     ---------
Julie Sansom-Reese        22,250(9)      0.26%       0                0
Chief Financial
Officer
4300 Wiley Post Road
Addison, Texas 75001
------------------        ------------   ---------    ------------     ---------
All Directors and         4,411,946      39.03%       5,000            4.34%
Executive Officers
As a Group
(5 persons)
------------------        ------------   ---------    ------------     ---------


(1) Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named person has the sole voting and investment power with respect to his or her shares, other than shares subject to options.

(2) Percent of Class for the Common Stock is based on the 8,403,390 shares outstanding as of August 16, 2002. Percent of Class for the Series A Preferred Stock is based on 115,088 shares outstanding as of August 16, 2002. In addition, shares which a person had the right to acquire within 60 days are also deemed outstanding in calculating the percentage ownership of the person but not deemed outstanding as to any other person. Does not include shares issuable upon exercise of any warrants, options or other convertible rights, which are not exercisable within 60 days from August 16, 2002.

(3) Includes (i) 75,000 shares directly held by Mr. Tan, (ii) an employee incentive stock options to acquire 400,000 shares of common stock,
         (iii) 283,000 shares of common stock and 1,050,000 warrants to purchase common stock held by Placement & Acceptance, Inc., a company of which Mr. Tan is a director and officer, (iv) 727,273 shares of common stock and 727,273 warrants to purchase shares of common stock held by Ventures International, Ltd., a company of which Mr. Tan is a director and officer, (v) 5,000 Units, with each Unit convertible into one share of common stock and one share of preferred stock, of which one share of preferred stock is convertible into two shares of common stock and (vi) 250,000 warrants to purchase common stock held by Caspic International, Inc., a company of which Mr. Tan is a director and officer.

(4) Includes (i) 581,818 shares of common stock and (ii) 581,818 warrant through Gin Securities, Ltd. and (iii) 205,000 shares of common stock attributed to Kim Yeow Tan through Eurasia Securities Ltd. Kim Yeow Tan, William Tan's brother, has voting and investment control of Gin Securities.

(5)      Includes (i) 509,091 shares of common stock, (ii) 509,091 warrants and
         (iii) 76,514 warrants owned by AHS Funding, LLC of which Ms. Jechart is the principal.

(6) Mr. LaTaste has direct ownership of 433,732 shares of common stock, and as a partner of LaTaste Enterprises, he is owner of 16,667 shares of common stock which shares have been included in the percent of shares shown herein. Mr. LaTaste's wife, Jacqueline Green LaTaste, is the owner of 24,213 shares of common stock, which she received in 1994 as an inheritance. Mr. LaTaste disclaims any beneficial interest in these shares. Mr. LaTaste's children are beneficiaries of the LaTaste Children's Trust, which owns 46,317 shares of common stock. Mr. LaTaste also disclaims any beneficial interest in these shares.

(7) Includes (i) 205,000 shares attributed to Ms. Tan through Equator Holdings, Inc. a company of which Ms. Tan is a director and officer and
         (ii) options held directly by Ms. Tan to acquire 150,000 shares of common stock.

(8)     Represents shares underlying options granted to by Mr. Edmonds.

(9) Represents shares underlying options currently exercisable by Ms. Sansom-Reese.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         UBC leases its office and warehouse premises from LaTaste Enterprises, a partnership comprised of Craig D. LaTaste and members of his family. The current lease is for a term ending February 28, 2005 and provides for an annual base rent of $100,800.

         The Company engaged Placement & Acceptance, Inc. a British Virgin Islands corporation, to effect a private placement of securities, which was consummated in December 1997. Mr. Tan is a director and shareholder of Placement & Acceptance. Placement & Acceptance received fees of $112,000, inclusive of expenses, for acting as sales agent in the placement. The Company also engaged Placement & Acceptance in October, 1999 to effect a private placement of securities to raise $1,400,000 for the Company 's acquisition of AlphaNet. Placement & Acceptance received a placement fee of warrants to purchase 500,000 shares in consideration for services rendered. The warrants are exercisable at $0.75 per share and expire on October 20, 2004.

         On October 26, 1999, the Company completed the acquisition of AlphaNet. As part of this transaction, Placement & Acceptance arranged for a $2,525,000 credit facility for AlphaNet to refinance its existing indebtedness. $1,525,000 of the said indebtedness was refinanced through Appel Investments Inc. and $1,000,000 through AHS Funding, LLC. William Tan's brother, Kim Yeow Tan, is an officer of Appel. Jenny Jechart, a shareholder, is a principal of AHS Funding, LLC. AlphaNet paid a loan origination fee of $150,737 to Appel and $98,828 to AHS Funding. The remaining balance of the indebtedness is an interest only loan at 20.5% per annum. The maturity date of the indebtedness has been extended to March 27, 2003. This indebtedness is guaranteed by the Company. As additional consideration for the original refinancing, Appel and AHS Funding received warrants to purchase 116,703 shares and 76,514 shares, respectively, of common stock exercisable at $0.75 per share. The warrants expire on October 20, 2004. Placement & Acceptance received a placement fee of warrants to purchase 550,000 shares of common stock, exercisable at $0.75 per share. These warrants expire on October 20, 2004.

         On February 25, 2000, the Company renegotiated and settled in full its $2.1 million promissory note payable to PricewaterhouseCoopers, Inc., Trustee of the Estate of AlphaNet Telecom Inc. that composed part of the purchase price of the Company 's acquisition of AlphaNet. The promissory note was paid in full by the payment of $500,000 cash and the issuance of 1,100,000 shares of common stock to PricewaterhouseCoopers, Inc. The $500,000 cash was raised by a loan from Caspic International, Inc. Mr. Tan is also a director and shareholder of Caspic International, Inc. The maturity date of this indebtedness has been extended to June 10, 2002. The note bears an interest rate of 12% per annum payable monthly and is secured by a pledge of the shares of capital stock of AHS. As additional consideration for the loan, the Company also issued to Caspic International warrants to purchase 250,000 shares of common stock at $0.73 per share exercisable immediately, with an expiration date of February 24, 2005.

         In 1998 and 1999, William Tan, the Company 's President and CEO, made unsecured, non-interest bearing loans to TEI of $100,000 and $56,000, respectively. The Company paid these loans by issuing 100,000 and 108,000 shares of common stock, respectively, to Placement and Acceptance, Inc., of which Mr. Tan is the principal. The shares are restricted against transfer.

         Also in 1999, Placement and Acceptance made an unsecured, non-interest bearing loan to the Company in the amount of $107,000. During December 2000, the Company paid back $40,000 leaving a balance due of $67,000 at December 31, 2001.

         The terms of each of the above-described transactions with affiliated parties are as fair to the Company as could have been obtained from unaffiliated parties.


                      NOMINATION AND ELECTION OF DIRECTORS

         The Company's directors are to be elected at each annual meeting of stockholders. At this Meeting, three directors are to be elected to serve until the next annual meeting of stockholders or until their successors are elected and qualify. The nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company.

         In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

         The three nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of stockholders or until their successors are elected and qualify.

         The following table sets forth certain information concerning the nominees for election as directors and accounts for all of the current directors (all of such nominees being continuing members of the Company's present Board of Directors) and officers of the Company with the exception of Julie A. Sansom-Reese who is currently the Chief Financial Officer of the Company and Mimi Tan who is currently Secretary of the Company and who are noted below as significant employees:


      Nominee                Principal Occupation                           Age
      -------                --------------------                           ---


      William Tan            Investor, Chairman of the Board,               59
                             President and Chief Executive
                             Officer of the Company

      Ian Colin Edmonds      Vice President and Director of the Company     30

      Jenny Jechart          Investor and Director of the Company           38

         WILLIAM TAN was elected President, Chief Executive Officer, Director, and Chairman of the Board of Directors of the Company in February 1997. Mr. Tan has been active as an entrepreneur in the fields of finance, general insurance, property development and management for the past twenty years. He has held senior management positions in a number of financing, insurance, textile, property development and related businesses. Mr. Tan is the father of Mimi Tan.

         IAN COLIN EDMONDS, Vice President and director of the Company. Mr. Edmonds is a graduate of the University of Denver, where he received his Bachelor of Science in Marketing and Minor in Statistics in June 1996. Following graduation and through December 1997, he was Assistant Product Manager at Information Handling Services, a private information-technology firm, in Denver, Colorado. Mr. Edmonds has served as a director of the Company since July 1997. Mr. Edmonds was elected Vice President in February 1999.

         JENNY JECHART was elected Director of the Company on July 15, 2002. Ms. Jechart is active in property investments and management, including investments in various other businesses, for her own account.

No family relationship exists among any of the executive officers or directors of Company or persons nominated or chosen to become directors or executive officers, except that William Tan is the father of Mimi Tan, Secretary of the Company.


                              Significant Employees

         The following table sets forth certain information concerning significant employees of the Company and its wholly owned subsidiaries.


Name                            Age     Position
----                            ---     --------

Julie A. Sansom-Reese           39      CFO of the Company and Computer
                                        Components Corporation (d.b.a. Universal
                                        Battery)


Mimi Tan                        28      Director of Operations & Corporate
                                        Secretary of the Company, Universal
                                        Battery and Alphanet


Randy Hardin                    41      CEO of Universal Battery


Richard Ramsey                  54      Vice President of Universal Battery


Ian Kindred                     55      COO of Alphanet


John Beasley                    52      EVP of Sales & Marketing of Alphanet

         JULIE SANSOM-REESE was named Interim Chief Financial Officer of Tech Electro Industries in November 1999. In November 2000, she assumed this role on a permanent basis. Since August 1986, she has served as CFO of Universal Battery. She served as CFO of Tech Electro Industries from 1992 through June 1996.

         MIMI TAN is the Director of Operations and Secretary of the Company. She holds a Bachelor of Science degree in Marketing and a minor in Statistics from the University of Denver, Colorado. Prior to joining the Company, Ms. Tan was an intern at Prudential Securities in Denver, Colorado. Ms. Tan has served as Secretary of the Company since February 1998. Ms. Tan also serves as Secretary of Universal Battery and Alphanet. She is the daughter of William Tan.

         RANDY HARDIN has been the President and CEO of Universal Battery since January 14, 1999. He has been an officer of Universal Battery since November 1996. From 1991 to 1996, Mr. Hardin was the National Sales Manager of MK Battery, Inc., a distributor of sealed batteries. Mr. Hardin is a graduate of Texas A&M University where he received a Bachelor of Arts degree in Political Science/Marketing in 1982.

         RICHARD RAMSEY has been the Vice President of Universal Battery since May, 2000. He joined Universal Battery in 1974 in the sales and marketing department.

         IAN KINDRED is Chief Operating Officer of AlphaNet. He joined AlphaNet in 1992 to create and manage its InnFax operations, engineering and customer service in North America.


         JOHN BEASLEY joined AlphaNet in August 2000 as the Executive Vice President of Sales and Marketing. Prior to joining AHS, Mr. Beasley was a Regional Sales Manager for Fujitsu Business Communications, a producer of networking, telecommunications and call center equipment, where he was employed for 1-1/2 years. Prior to that he was a director of the commercial products division for Zenith Electronics for over 10 years.


      INFORMATION CONCERNING THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES


         The business of the Company's Board of Directors is conducted through full meetings of the Board and consents of members. The Company does not have a nominating committee, audit committee or compensation committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.

         There were four meetings of the Board of Directors of the Company during the last fiscal year of the Company. Messrs. Tan and Edmonds attended all four of these meetings. Sadasuke Gomi, a former director who resigned July 12, 2002, attended none. Other Board action was taken by unanimous consents.

Compensation of Board of Directors

         Effective May 9, 1997, for service on the Board of Directors, directors who are not employees of the Company receive a payment of $500.00 for each meeting attended in person, plus reimbursement for travel expenses. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at board meetings.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation

         The following table sets forth the aggregate cash compensation paid by the Company, or its subsidiaries, during its year ended December 31, 2001, 2000, and 1999 to the CEO of the Company and each of the Company's executive officers whose total cash compensation from the Company exceeded $100,000, and to all executive officers as a group.


                           SUMMARY COMPENSATION TABLE

                                  ---------------------------------------------------------------------------------
                                  Annual Compensation                 Long-Term Compensation
                                  ---------------------------         ---------------------------------------------
                                                                                Awards                  Payouts
----------        ---------       -------   -------   ------------    ----------       ------------     -----------
Name and          Fiscal          Salary    Bonus     Other           Restricted       Securities       LTIP
Principal         Year            ($)       ($)       Annual          stock            Underlying       Payouts
Position          Ended                               Compensation                     award(s)         Options/
                  Dec. 31                             ($)             ($)                               SARs (#)
----------        ---------       -------   -------   ------------    ----------       ------------     -----------
William           2001            0          0        0               0                0                0
Tan,
Chairman          2000            0          0        0               0                0                0
of the
Board,            1999            0          0        0               0                0                0
President
and CEO
of the
Company, AHS & UBC
----------        ---------       -------   -------   ------------    ----------       ------------     -----------
Ian Colin         2001            120,000    30,000   0               0                0                0
Edmonds,
Vice President    2000            104,000    24,000   0               0                0                0
Director of TEI,AHS,UBC
----------        ---------       -------   -------   ------------    ----------       ------------     -----------
Mimi              2001             93,600    18,720   0               0                0                0
Tan,
Director of       2000             86,400    18,720   0               0                0                0
Operations & Secy.
----------        ---------       -------   -------   ------------    ----------       ------------     -----------
Randy             2001            141,231   132,019   0               0                0                0
Hardin
President &
Director of
UBC and AHS
----------        ---------       -------   -------   ------------    ----------       ------------     -----------

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Action is to be taken by the stockholders at the Meeting with respect to the ratification of King Griffin & Adamson P.C., the Company's current independent public accountants, as independent accountants for the Company for the fiscal year ending December 31, 2002. King Griffin & Adamson P.C. does not have and has not had at any time any direct or indirect financial interest in the Company or any of its subsidiaries and does not have and has not had at any time any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Neither the Company nor any officer or director of the Company has or has had any interest in King Griffin & Adamson P.C.

         The Board of Directors of the Company have approved King Griffin & Adamson P.C. as its independent accountants. Prior thereto, they have questioned partners of that firm about its methods of operation and have received assurances that any litigation or other matters involving it do not affect its ability to perform as the Company's independent accountants.

         Representatives of King Griffin & Adamson P.C. will be present at the Meeting, will have an opportunity to make statements if they so desire, and will be available to respond to appropriate questions.

         Notwithstanding the ratification by shareholders of the appointment of King Griffin & Adamson P.C., the Board of Directors may, if the circumstances dictate, appoint other independent accountants.

Audit Fees

         King Griffin & Adamson P.C. billed the Company $86,000 in aggregate fees for professional services rendered for the audit of the Company's financial statements for its fiscal year ended December 31, 2001 and reviews of the Company's Forms 10-QSB filed with the Securities and Exchange Commission during such fiscal year.

Financial Information Systems Design and Implementation Fees

         King Griffin & Adamson, P.C. did not perform any financial information systems design and implementation services for the Company during the fiscal year ended December 31, 2001.

All Other Fees

         King Griffin & Adamson P.C. billed the Company $33,915 in aggregate fees for all other professional services rendered to the Company during fiscal year ended December 31, 2001, such as tax advice and reviews of the Company's financial statements included in registration statements filed with the Securities and Exchange Commission.

                          RATIFICATION OF AMENDMENT TO
                  ARTICLE ONE OF THE ARTICLES OF INCORPORATION

         On July 10, 2002, the Board of Directors of the Company approved, subject to shareholder ratification, Articles of Amendment to the Articles of Incorporation of the Company, changing the name to "Zunicom, Inc.". The Company's Board of Directors believes that "Zunicom, Inc." better reflects the Company's image and presence in the marketplace.

         If approved by shareholders, Article One of the Articles of Incorporation will read:

                           The name of the Corporation is Zunicom, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the Company's most recent fiscal year all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners have been met on a timely basis.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Stockholders who wish to present proposals for action at the 2003 Annual Meeting of Stockholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than December 30, 2002.

                          ANNUAL REPORT TO STOCKHOLDERS

         The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 2001, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. Any stockholder who does not receive a copy of such Annual Report to Stockholders may obtain one by writing to the Company.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment and discretion.

                          ANNUAL REPORT ON FORM 10-KSB

         A copy of the Company's Annual Report on Form 10-KSB, including the financial statements thereto, but excluding exhibits, as filed with the Securities and Exchange Commission, will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Investor Relations, Tech Electro Industries, Inc., 4300 Wiley Post Road, Addison, Texas 75001. If exhibit copies are requested, a copying charge of $.20 per page will be made.

                                    BY ORDER OF THE BOARD OF DIRECTORS
                                    Mimi Tan
                                    Secretary
Addison, Texas
August 23, 2002

STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.




                          TECH ELECTRO INDUSTRIES, INC.
                              4300 WILEY POST ROAD,
                              ADDISON, TEXAS 75001
                            (972) 851 5600 Telephone
                            (972) 851 5601 Facsimile

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON SEPTEMBER 25, 2002

         The undersigned hereby appoints William Tan and Ian Edmonds as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Tech Electro Industries, Inc. held of record by the undersigned on August 16, 2002, at the Annual Meeting of Stockholders of Tech Electro Industries, Inc. to be held on September 25, 2002 or any adjournment thereof.

INSTRUCTIONS: PLEASE INDICATE YOUR PROPOSAL SELECTION BY PLACING AN "X" IN THE APPROPRIATE BOXES BELOW.

1.       ELECTION OF DIRECTORS

(INSTRUCTION: To vote for all nominees, place an "X" in the box marked FOR below. To withhold authority to vote for all nominees, place an "X" in the box marked WITHHOLD AUTHORITY below. To withhold authority to vote for any individual nominee, check the space next to the nominee's name below):


[__]         FOR all nominees below (except as marked to the contrary below)

[__]         WITHHOLD AUTHORITY to vote for all nominees listed below

  William Tan ____               Ian Edmonds ____            Jenny Jechart ____


2. TO RATIFY THE SELECTION OF KING GRIFFIN & ADAMSON P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS.

[__]    FOR                 [__]    AGAINST              [__]    ABSTAIN


                           (continued on reverse side)

                          (continued from reverse side)




3. TO RATIFY THE AMENDMENT OF ARTICLE ONE OF THE ARTICLES OF INCORPORATION TO CHANGE THE CORPORATION NAME FROM TECH ELECTRO INDUSTRIES, INC. TO ZUNICOM, INC.

[__]    FOR                 [__]    AGAINST              [__]    ABSTAIN


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


Dated: ___________________, 2002



------------------------------------------
Signature of Stockholder



------------------------------------------
Signature if held jointly

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE READ, COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.